May 31, 2024

SUMMARY PROSPECTUS

SDIT Government Fund (AABXX)

Sweep Class Shares

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders, and other information about the Fund, including the Fund's Statement of Additional Information and annual and semi-annual reports, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's Prospectus and Statement of Additional Information, dated May 31, 2024, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

seic.com

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Investment Goal

Preserve principal value and maintain a high degree of liquidity while providing current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Sweep Class Shares
Management Fees	0.07%
Distribution (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.45%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Government Fund — Sweep Class Shares	$46	$144	$252	$567

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully with cash or government securities. Government securities are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.

Using a top-down strategy and bottom-up security selection, the sub-adviser (the Sub-Adviser) seeks to invest in securities with a remaining maturity not greater than 397 calendar days that are marketable, liquid and offer competitive yields, and which are expected to result in the Fund's portfolio having an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. In making investment decisions, the Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. Currently, the Fund invests only in first-tier securities.

The Fund values its securities using amortized cost and seeks to maintain a stable net asset value (NAV) of $1.00 per share.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed

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solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Additionally, if the Fund has uninvested cash, the Fund is subject to the risk that the depository institution holding the uninvested cash will be unable to repay the cash held.

Interest Rate Risk — The risk that the Fund's yield will decline due to changing interest rates. A rise in interest rates typically causes a fall in the value of fixed income securities in which the Fund invests, whereas a fall in interest rates typically results in the Fund having to invest available cash in instruments with lower interest rates than those of the current portfolio securities. During periods when interest rates are low, the Fund's yield will also be low and the Fund may not generate enough income to pay its expenses or pay a daily dividend. This could impair the Fund's ability to provide a positive yield and maintain a stable $1.00 share price. Fluctuations in interest rates may also have unpredictable effects on the markets and may affect the liquidity of the fixed-income securities held by the Fund.

Cash Management Risk — The value of the investments held by the Fund for cash management purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds uninvested cash, the Fund will not earn income on the cash. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Fund's ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Fund to suspend redemptions and liquidate completely.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

An investment in the Fund is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal.

Performance Information

Sweep Class Shares of the Fund commenced operations on January 17, 2023. Because Sweep Class Shares of the Fund did not have a full calendar year of performance as of May 31, 2024, performance results for Sweep Class Shares have not been provided. For full calendar years through December 31, 2023, the performance of the Fund's Institutional shares is shown. The Fund's Institutional shares are offered in a separate prospectus. Because Sweep Class shares would have been invested in the same portfolio of securities, returns for Sweep Class shares would have been substantially similar to those of Institutional shares, shown here, and would have differed only to the extent that the classes do not have the same total annual fund operating expenses. Because Sweep Class shares have higher expenses than Institutional shares, performance for Sweep Class shares would have been lower than that of Institutional shares. (Note: prior to January 17, 2023, Institutional shares were known as Class F shares.)

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception. The performance information shown is based on full calendar years. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 1.29% (12/31/23) Worst Quarter: 0.00% (03/31/21) The Fund's Sweep Class shares total return from January 1, 2024 to March 31, 2024 was 1.20%.

Average Annual Total Returns (for the periods ended December 31, 2023)

The Fund's Sweep Class shares commenced operations on January 17, 2023, and therefore do not have performance history for a full calendar year. This table shows the Fund's Institutional shares' average annual returns for 1, 5 and 10 years, and since inception. Annual returns for the Sweep Class shares would have differed from the Institutional shares' returns that are shown only to the extent the Sweep Class shares do not have the same expenses as the Institutional shares.

Sweep Class Shares	1 Year	5 Years	10 Years	Since Inception (10/27/1995)
Government Fund	4.81%	1.70%	1.09%	2.22%

Please call 1-800-DIAL-SEI to obtain the Fund's current 7-day yield. Additional information about SEI's money market funds is available on our website at http://www.seic.com/holdings.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Anthony Karaminas, CFA	Since 2022	Portfolio Manager, Head of Sub-Advised Fixed Income
Philip Terrenzio, CFA	Since 2022	Assistant Portfolio Manager

Sub-Adviser. BlackRock Advisors, LLC

Purchase and Sale of Fund Shares

Sweep Class shares do not have a minimum investment requirement; however, shareholders are expected to maintain a minimum account balance of $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). However, the Fund may close early on Business Days that the Bond Market Association recommends the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted. You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.